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                                                                    EXHIBIT 99.2
                                                                    ------------
                                TERM LOAN NOTE
                                --------------


$6,459,361.00                                      March  1, 2001
                                                   Boston, Massachusetts

       FOR VALUE RECEIVED, Pacific Aerospace & Electronics, Inc., Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., Seismic Safety Products, Inc., Skagit Engineering & Manufacturing, Inc., and PA&E International, Inc., (collectively, the "Borrowers"), jointly and severally, HEREBY PROMISE TO PAY to the order of B III Capital Partners, L.P. (the "Lender") the principal sum of Six Million Four Hundred Fifty Nine Thousand Three Hundred Sixty One DOLLARS ($6,459,361.00), together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Loan Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Loan Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on the Term Loan Maturity Date (as defined in the Loan Agreement).

       This note is one of the Term Loan Notes referred to in the Loan Agreement dated as of March 1, 2001 (as the same may be amended, modified or supplemented from time to time the "Loan Agreement") by and among the Borrowers, the Lenders from time to time parties thereto, and DDJ Capital Management, LLC, a Delaware limited liability company, as Agent for the Lenders (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

       The Borrowers shall have the right to voluntarily prepay all or any part of the outstanding principal amount of this note subject to the provisions of the Loan Agreement.

       The holder of this note is entitled to all the benefits and rights of a Lender under the Loan Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. The Borrowers hereby waive presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

       No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

         The Borrowers hereby agree to pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incurred or paid by the holder of this note in enforcing this note on default.
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         THE LENDER AND THE BORROWERS AGREE THAT NEITHER OF THEM NOR ANY OF
    THEIR ASSIGNEES OR SUCCESSORS SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON OR ARISING OUT OF, THIS NOTE, THE LOAN AGREEMENT, ANY TRANSACTION DOCUMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION WITH ANY OF THE FOREGOING, ANY COLLATERAL SECURING ALL OR ANY PART OF THE LENDER OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH LENDER AND EACH BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWERS HAVE AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the State of New York (without giving effect to any conflicts of law provisions contained therein).


                               PACIFIC AEROSPACE & ELECTRONICS, INC.


                               By:  /s/ Donald A. Wright
                                  ------------------------------------------
                               Name:  Donald A. Wright
                               Title: President and Chief Executive Officer

                               AEROMET AMERICA, INC.


                               By:  /s/ Donald A. Wright
                                  ------------------------------------------
                               Name:   Donald A. Wright
                               Title:  Executive Vice President

                               BALO PRECISION PARTS, INC.


                               By:  /s/ Donald A. Wright
                                  ------------------------------------------
                               Name:   Donald A. Wright
                               Title:  Executive Vice President

                               CASHMERE MANUFACTURING CO., INC.

                               By:   /s/  Donald A. Wright
                                  ------------------------------------------
                               Name:  Donald A. Wright
                               Title: Executive Vice President

                               CERAMIC DEVICES, INC.


                               By:  /s/ Donald A. Wright
                                  ------------------------------------------
                               Name: Donald A. Wright
                               Title:  Executive Vice President

                               ELECTRONIC SPECIALITY CORPORATION

                               By:  /s/ Donald A. Wright
                                  ------------------------------------------
                               Name:  Donald A. Wright
                               Title:  Executive Vice President

                               PACIFIC COAST TECHNOLOGIES, INC.


                               By:   /s/ Donald A. Wright
                                  ------------------------------------------
                               Name: Donald A. Wright
                               Title: Executive Vice President

                               SEISMIC SAFETY PRODUCTS, INC.

                               By:   /s/ Donald A. Wright
                                  ------------------------------------------
                               Name: Donald A. Wright
                               Title: Executive Vice President


                               SKAGIT ENGINEERING &
                               MANUFACTURING, INC.

                               By:   /s/ Donald A. Wright
                                  ------------------------------------------
                               Name: Donald A. Wright
                               Title: Executive Vice President


                               PA&E INTERNATIONAL, INC.

                               By:  /s/ Donald A. Wright
                                  ------------------------------------------
                               Name:  Donald A. Wright
                               Title: President